                                  SCHEDULE 14A
                                 (Rule 14a-101)

        INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement         [ ]  Confidential, for Use of the Commission
[X]  Definitive Proxy Statement               Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                               ACT NETWORKS, INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                        Board of Directors of Registrant
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

                                      N/A
          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

                                      N/A
          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                      N/A
          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

                                      N/A
          ----------------------------------------------------------------------

     (5)  Total fee paid:

                                      N/A
          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

                                      N/A
          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

                                      N/A
          ----------------------------------------------------------------------

     (3)  Filing Party:
                                      N/A
          ----------------------------------------------------------------------

     (4)  Date Filed:
                                      N/A
          ----------------------------------------------------------------------

                           [ACT NETWORKS, INC. LOGO]



TO THE STOCKHOLDERS OF ACT NETWORKS, INC.

         You are cordially invited to attend the Annual Meeting of Stockholders of Act Networks, Inc. ("ACT" or the "Company") on Thursday, November 13, 1997 at 2:00 p.m. local time. The Annual Meeting will be held at the Warner Center Marriott, 21850 Oxnard Street, Woodland Hills, California 91367.

         At the meeting, you will be asked to consider and vote upon the following proposals: (i) the approval of the implementation of the Company's 1997 Stock Incentive Plan; (ii) election of two (2) individuals to serve as directors of the Company until the 2000 Annual Meeting; and (iii) the ratification of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 1998.

         You are cordially invited to attend the Annual Meeting in person. Even if you plan to attend the Annual Meeting, PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD in the accompanying postage-prepaid reply envelope. By returning the proxy, you can help ACT avoid the expense of duplicate proxy solicitations and possibly having to reschedule the Annual Meeting if a quorum of the outstanding shares is not present or represented by proxy. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so simply by voting in person at the Annual Meeting.

                            YOUR VOTE IS IMPORTANT.



October 14, 1997                           /s/ MARTIN SHUM
                                           -------------------------------------
                                           MARTIN SHUM
                                           President and Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                               ACT NETWORKS, INC.

                                November 13, 1997

                                  -------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Act Networks, Inc., a Delaware corporation ("ACT" or the "Company"), will be held at the Warner Center Marriott, 21850 Oxnard Street, Woodland Hills, California 91367, on Thursday, November 13, 1997 at 2:00 p.m. local time for the purpose of considering and voting on the following matters:

         1. To approve the implementation of the Company's 1997 Stock Incentive Plan;

         2. To elect two (2) members to the Company's Board of Directors to serve as directors until the 2000 Annual Meeting from the following nominees:
Mr. Archie J. McGill and William Ambrose;

         3. To ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 1998; and

         4. To transact such other business as may properly come before the Annual Meeting.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on September 26, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, this Annual Meeting and at any continuation or adjournment thereof.

                                           By Order of the Board of Directors


                                           MARTIN SHUM
                                           President and Chief Executive Officer

Camarillo, California
October 14, 1997

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. A POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

                                 PROXY STATEMENT

                                  ------------

                               ACT NETWORKS, INC.
                                 188 Camino Ruiz
                           Camarillo, California 93012

                                  ------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         This Proxy Statement and the enclosed proxy are furnished to stockholders of ACT Networks, Inc. ("ACT" or the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday November 13, 1997 at 2:00 p.m. local time, and at any and all adjournments or postponements thereof for the purposes set forth in the Notice of Annual Meeting accompanying this Proxy Statement.

         ACT intends to mail this Proxy Statement and the accompanying proxy card on or about October 16, 1997 to all stockholders entitled to vote at the Annual Meeting. ACT's principal executive offices are located at 188 Camino Ruiz, Camarillo, California 93012. The telephone number at that address is (805) 388-2474.

Voting

         Only stockholders of record at the close of business on September 26, 1997 are entitled to notice of, and to vote, at the Annual Meeting. As of September 26, 1997, 9,303,986 shares of the Company's Common Stock were issued and outstanding. On each matter to be considered at the Annual Meeting, each holder of Common Stock will be entitled to cast one vote for each share of the Company's Common Stock held of record by such stockholder on September 26, 1997. Pursuant to Delaware law, directors are elected by plurality vote of the stockholders. All other matters submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on each matter. With regard to the election of directors, votes may be cast in favor of or withheld for each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect.

         A majority of the Company's Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions may be specified on all proposals except the election of directors. Abstentions and broker non-votes are counted as being present for purposes of determining a quorum. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

Revocability of Proxies

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by the holder of record by filing with the Secretary of ACT, at ACT's principal executive office, a written notice of revocation or a new duly executed proxy bearing a date later than the date indicated on the previous proxy, or it may be revoked by the holder of record attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Solicitation

         ACT will bear the entire cost of proxy solicitation, including costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy card and any additional material furnished to stockholders. The Company has engaged the firm of Georgeson & Company Inc. in furtherance of the solicitation of proxies for the Annual Meeting. The fee for this service is estimated at $7,000 plus reasonable out-of-pocket expenses, which costs and expenses will be borne by the Company. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others, to forward to such beneficial owners. ACT may reimburse persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of ACT. No additional compensation will be paid to directors, officers or other regular employees for such services.

                                 PROPOSAL NO. 1

         APPROVAL OF THE IMPLEMENTATION OF THE 1997 STOCK INCENTIVE PLAN

         The Company's stockholders are being asked to approve the implementation of the Company's 1997 Stock Incentive Plan (the "1997 Plan"), under which 460,000 shares of the Company's common stock ("Common Stock") will be reserved for issuance to officers and other employees of the Company or any parent or subsidiary corporation, the non-employee Board members and independent consultants and advisors in the Company's service. The 1997 Plan is necessary for the Company to attract and retain the services of key individuals essential to the Company's long-term growth and success.

         The share reserve under the 1997 Plan will supplement the 2,280,844 shares authorized for issuance under the Company's 1995 Stock Option/Stock Issuance Plan (the "1995 Plan"), and the 500,000 shares authorized for issuance under the Company's 1997 Non-Executive Officer Stock Option/Stock Issuance Plan (the "Non-Executive Officer Plan") which was implemented in January, 1997. Share issuances under the 1997 Plan will not reduce or otherwise affect the number of shares of the Company's common stock available for issuance under the 1995 Plan or the Non-Executive Officer Plan.

         The 1997 Plan was adopted by the Board of Directors on September 23, 1997 and, subject to stockholder approval at the Annual Meeting, will become effective immediately upon such approval.

         The following is a summary of the principal features of the 1997 Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1997 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Chief Financial Officer at the Company's principal executive offices in Camarillo, California.

Equity Incentive Programs

         The 1997 Plan is comprised of three separate equity incentive programs:
(i) a Discretionary Option Grant Program under which eligible individuals in the Company's employ or service may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, (ii) a Stock Issuance Program under which such individuals may, in the Plan Administrator's discretion, be issued stock directly through the purchase of such shares or as a bonus tied to the performance of services or the attainment of financial milestones and (iii) an Automatic Option Grant Program under which eligible non-employee Board members will automatically receive option grants to purchase shares of Common Stock at designated intervals over their period of Board service.

Administration

         The Compensation Committee of the Board (the "Committee") will administer the Discretionary Option Grant and Stock Issuance Programs. However, one or more additional Board committees may be appointed to administer those programs with respect to certain designated classes of individuals in the Company's service. The term "Plan Administrator" as used in this summary will mean the Compensation Committee and any other appointed committee acting within the scope of its administrative authority under the 1997 Plan. Administration of the Automatic Option Grant Program will be self-executing in accordance with the express provisions of that program, and no Plan Administrator will exercise any discretion with respect to such program.

Share Reserve

         A total of 460,000 shares of Common Stock has been reserved for issuance over the term of the 1997 Plan. Such share reserve will be in addition to the shares of Common Stock reserved for issuance under the 1995 Plan, and share issuances under the 1995 Plan will have no effect upon the number of shares of Common Stock which remain available for issuance under the 1997 Plan. In no event, however, may any one participant in the 1997 Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 200,000 shares in the aggregate per calendar year.

         Should an option expire or terminate prior to exercise in full, the shares subject to the portion of the option not so exercised will be available for subsequent issuance under the 1997 Plan. Unvested shares issued under the 1997 Plan and subsequently repurchased by the Company at the original option or issue price paid per share will be added back to the share reserve and will accordingly be available for subsequent issuance under the Plan. However, shares subject to any options surrendered in connection with outstanding stock appreciation rights under the 1997 Plan will not be available for subsequent issuance.

Eligibility

         Officers and other employees of the Company and its parent or subsidiaries (whether now existing or subsequently established), non-employee members of the Board or the board of directors of any parent or subsidiary corporation and consultants and independent advisor in the service of the Company or any parent and subsidiary corporation will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Non-employee members of the Board will also be eligible to participate in the Automatic Option Grant Program.

         As of August 31, 1997, approximately 8 executive officers and 280 other employees were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, together with 4 non-employee Board members who were also eligible to participate in the Automatic Option Grant Program.

Valuation

         The fair market value per share of Common Stock on any relevant date under the 1997 Plan will be deemed equal to the closing selling price per share on that date, as reported on the Nasdaq National Market. On September 26, 1997, the closing selling price per share was $12.94.

                       DISCRETIONARY OPTION GRANT PROGRAM

         Options may be granted under the Discretionary Option Grant Program at an exercise price per share not less than eighty-five percent (85%) of the fair market value per share of Common Stock on the grant date. No granted option will have a term in excess of ten years.

         Upon cessation of service, the optionee will have a limited period of time in which to exercise any of his or her outstanding options to the extent those options are exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

         The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

                  Tandem stock appreciation rights will provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

                  Limited stock appreciation rights may be granted to officers of the Company as part of their option grants. Any option with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile take-over of the Company. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share.

         The Plan Administrator will have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program which have exercise prices in excess of the then current market price of Common Stock and to issue replacement options with an exercise price based on the market price of Common Stock at the time of the new grant.

                         AUTOMATIC OPTION GRANT PROGRAM

         The Automatic Option Grant Program under the 1997 Plan will, upon stockholder approval of the 1997 Plan at the Annual Meeting, replace the automatic option grant program for non-employee Board members currently in effect under the 1995 Plan, and no further option grants will be made pursuant to that program. All outstanding options under the automatic option grant program in effect under the 1995 Plan will continue to be governed by the terms of the agreements evidencing those grants, and nothing in the 1997 Plan will affect those outstanding options.

         Under the Automatic Option Grant Program to be in effect under the 1997 Plan, each individual who first becomes a non-employee Board member at any time after the Annual Meeting, whether through appointment by the Board or election by the stockholders, will automatically be granted at the time of such initial appointment or election an option grant for 21,000 shares of Common Stock, provided such individual has not previously been in the Company's employ. In addition, on the date of each Annual Stockholders Meeting, beginning with the Annual Meeting, each individual who is to continue to serve as a non-employee Board member will automatically be granted an option to purchase 7,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There will be no limit on the number of such 7,000 share options which any one non-employee Board member may receive over the period of Board service, and non-employee Board members who have previously been in the Company's employ will be eligible for one or more 7,000 share option grants. In no event, however, will any non-employee Board member receive any option grants under the Automatic Option Grant Program if such individual owns (directly or indirectly) securities possessing more than five percent (5%) of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary) or such person is otherwise affiliated with, or a representative of, a person or entity that is such a five percent (5%) stockholder.

         Stockholder approval of the 1997 Plan will constitute approval of each option grant made pursuant to the provisions of the Automatic Option Grant Program on or after the date of the Annual Meeting. Each option will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the option grant date and a maximum term of ten years measured from the option grant date.

         Each option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each initial option grant will vest (and the Company's repurchase rights will lapse) in thirty-six
(36) successive equal monthly installments over the optionee's period of Board service, with the first such installment to vest upon the completion of one month of Board service measured from the grant date. Each annual option grant will vest (and the Company's repurchase rights will lapse) on the day immediately preceding the date of the Annual Stockholders Meeting held in the year immediately following the year of the option grant, provided the optionee continues in Board service through such date.

         The shares subject to each automatic option grant will immediately vest should the optionee die or become permanently disabled while a Board member or should any of the following events occur while the optionee continues in Board service: an acquisition of the Company by merger or asset sale or a change in control of the Company effected through a successful tender or exchange offer for more than 50% of the outstanding voting stock or through a change in a majority of the Board members by reason of one or more contested elections for Board membership. In addition, upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock, each automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share. Stockholder approval of the 1997 Plan will constitute pre-approval of the exercise of such surrender right in accordance with the provisions of the Automatic Option Grant Program, and no approval of the Board or the Plan Administrator will be required at the time of the actual option surrender and cash distribution.

                             STOCK ISSUANCE PROGRAM

         Shares may be sold under the Stock Issuance Program at a price per share not less than eighty-five percent (85%) of fair market value, payable in cash or through a promissory note payable to the Company. Shares may also be issued solely as a bonus for past services.

         The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any outstanding shares under the Stock Issuance Program.

                               GENERAL PROVISIONS

Acceleration

         In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation will automatically accelerate and vest in full, and all unvested shares under the Stock Issuance Program will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. Any options assumed in connection with such acquisition will immediately accelerate, and any unvested shares which do not vest at the time of such acquisition will vest in full, in the event the individual's service is subsequently terminated within 18 months following the acquisition. The Plan Administrator will have the discretionary authority to provide for automatic acceleration of outstanding options under the Discretionary Grant Program and the automatic vesting of outstanding shares under the Stock Issuance Program upon the subsequent termination of an individual's service within 18 months following a change in control or ownership of the Company effected through a successful tender or exchange offer for more than 50% of the outstanding voting stock or through a change in the majority of the Board by reason of one or more contested elections for Board membership.

         The acceleration of vesting in the event of a change in ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other effort to gain control of the Company.

Financial Assistance

         The Plan Administrator may permit one or more participants to pay the exercise price of outstanding options or the purchase price of issued shares under the 1997 Plan by delivering a full-recourse, interest-bearing promissory note payable in installments. The maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares. Any such promissory note may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the participant's period of service.

Special Tax Election

         The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

Changes in Capitalization

         In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1997 Plan, (ii) the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the 1997 Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

Amendment and Termination

         The Board may amend or modify the 1997 Plan at any time, subject to any required stockholder approval. The 1997 Plan will terminate on the earliest of
(i) September 22, 2007, (ii) the date on which all shares available for issuance under the 1997 Plan have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with certain changes in control or ownership of the Company.

Stock Awards

         No stock options or stock issuances have been made to date under the 1997 Plan. The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted between July 1, 1996 and September 30, 1997 under the 1995 Plan, together with the weighted average exercise price payable per share.

                                                                        Weighted
                                                      Number of          Average
          Name                                      Option Shares    Exercise Price
          ----                                      -------------    --------------
EXECUTIVE OFFICERS

  Martin Shum....................................            0                0
  President and Chief Executive Officer

  Michael S. Gardner.............................      150,000            16.63
  Chief Operating Officer

  Melvin L. Flowers..............................            0                0
  Vice President, Finance and Administration,
  and Chief Financial Officer

                                                                     Weighted
                                                  Number of          Average
          Name                                  Option Shares    Exercise Price
          ----                                  -------------    --------------
  Andre de Fusco..........................             0                 0
  Vice President, Strategic Planning
  and Business Development

  Peter Staab.............................             0                 0
  Vice President, Corporate Research
  and Development

  Linda Carlson...........................             0                 0
  Vice President, Worldwide Sales

  John W. Tucker..........................             0                 0
  Vice President and General Manager,
  Wireless Network Systems

  Jean-Guy Lacombe........................             0                 0
  Vice President and General Manager,
  Enterprise Network Systems

All current executive officers
as a group (10 persons)...................       150,000             16.63

DIRECTORS

  Frederick Gluck.........................        42,000             19.69
  Director

  Arch J. McGill..........................         7,000             27.50
  Director

  Brig. Gen. Harold R. Johnson............         7,000             27.50
  Director

  William Ambrose.........................         7,000             27.50
  Director

All non-employee directors as a group
(4 persons)...............................        63,000             22.29

All employees, including current officers
who are not executive officers as a group
(217 persons).............................       657,350             17.48

                                NEW PLAN BENEFITS

         If the 1997 Plan is approved by the stockholders at the Annual Meeting, then the following individuals re-elected as non-employee Board members at such Annual Meeting will each receive an option grant for 7,000 shares of Common Stock with an exercise price per share equal to the closing selling price per share of Common Stock on the date of the Annual Meeting: Messrs. Ambrose, Gluck, Johnson and McGill.

                         FEDERAL INCOME TAX CONSEQUENCES

Option Grants

         Options granted under the 1997 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

         Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

         If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

         Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date share vest over (ii) the exercise price paid for those shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

         The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights

         An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to the appreciation distribution for the taxable year in which the ordinary income is recognized by the optionee.

Direct Stock Issuance

         The tax principles applicable to direct stock issuances under the 1997 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

Deductibility of Executive Compensation

         The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

                              ACCOUNTING TREATMENT

         Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will generally result in a compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be accruable by the Company over the period that the shares are to vest. Option grants or stock issuances with an exercise price or issue price equal to 100% of the fair market value of the shares on the grant or issue date will generally not result in any charge to the Company's earnings, but the Company must disclose, in pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options is a factor used in determining the Company's earnings per share.

         Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in compensation expense to the Company's earnings.

                              STOCKHOLDER APPROVAL

         The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the implementation of the 1997 Plan. Should such stockholder approval not be obtained, then the 1997 Plan will not become effective, and no option grants or stock issuances under the 1997 Plan will be made.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors recommends that the stockholders vote FOR the approval of the implementation of the 1997 Plan. The Board believes that it is in the best interests of the Company to maintain an additional equity incentive program for the Company which will provide a meaningful opportunity for officers, employees and non-employee Board members to acquire a substantial proprietary interest in the enterprise and thereby encourage such individuals to remain in the Company's service and more closely align their interests with those of the stockholders.

                                 PROPOSAL NO. 2

                        ELECTION OF DIRECTORS - NOMINEES

         The Certificate of Incorporation of the Company provides for the division of the Board of Directors into three classes, each class serving for a period of three years. The foregoing notwithstanding, directors serve until their successors have been duly elected and qualified or until they resign, become disqualified or disabled, or are otherwise removed. The class of directors whose term expires as of the Annual Meeting includes incumbent directors William Ambrose and Archie J. McGill.

         Proxyholders will vote all proxies received by them FOR THE NOMINEES LISTED BELOW UNLESS OTHERWISE INSTRUCTED IN WRITING ON SUCH PROXY. The two (2) candidates receiving the highest number of affirmative votes of shares entitled to vote at the Annual Meeting will be elected directors of ACT. Stockholders of ACT are not entitled to cumulative voting rights. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for an additional nominee who shall be designated by the current Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as director.

DIRECTORS AND NOMINEES

Information with Respect to Nominees

         The following table sets forth certain information concerning the nominees for director of ACT as of September 30, 1997.

                              NOMINEES FOR ELECTION

Name                                        Age       Position
----                                        ---       --------
William Ambrose(2)                          39        Director
Archie J. McGill(1)(2)                      66        Director

-----------

(1)      Member of the Compensation Committee.

(2)      Member of the Audit Committee.

         William W. Ambrose has served as a member of the Board of Directors since 1993. Mr. Ambrose is the President of Pyramid Research, Inc., a telecommunications market research organization which he founded in 1986. Mr. Ambrose was initially elected as a director of the Company pursuant to a voting agreement entered into in connection with investment in the Company by a subsidiary of a former stockholder.

         Archie J. McGill has served as a member of the Board of Directors since 1994. Mr. McGill is the President and Chief Executive Officer of Chardonnay Inc., an investment management company, and has served in such position since 1986. Mr. McGill served as President of Rothschild, Inc., a venture capital investment firm, from 1983 to 1986. Mr. McGill was previously President of the AIS/American Bell division of AT&T and a Vice President of Marketing for International Business Machines.

Recommendation of the Board of Directors

         The Board of Directors recommends a vote FOR each of the two nominees named above.

CONTINUING DIRECTORS

                    DIRECTORS CONTINUING TO SERVE UNTIL 1998


Name                                     Age         Position
----                                     ---         --------
Frederick Gluck                          62          Director

         Frederick Gluck has served as a member of the Board of Directors since March 1997. Mr.Gluck recently retired as Vice Chairman of Bechtel Group, Inc., and continues as a Director and senior counselor and a member of the Board of Directors of Bechtel Enterprises, Inc. Prior to joining Bechtel, Mr. Gluck spent 27 years with McKinsey & Company , a global management consulting firm, serving as a Partner, Director and Managing Director. Mr. Gluck also spent ten years with Bell Telephone, working in program management, systems analysis and engineering and guidance systems designs.

                    DIRECTORS CONTINUING TO SERVE UNTIL 1999

Name                                   Age      Position
----                                   ---      --------
Martin Shum                            49       Chairman of the Board, President
                                                and Chief Executive Officer
Brig. Gen. Harold R. Johnson(1)        74       Director

-----------
(1)Member of the Compensation Committee

         Martin Shum founded the Company in May 1987 and has served as Chairman of the Board of Directors, President and Chief Executive Officer since that time. Prior to founding ACT, Mr. Shum was employed in various capacities by several telecommunications companies, including Vice President of Marketing and Development at Micom Communications Corp., Director of Business Planning and Director of Engineering at General DataComm, and senior member of the technical staff at Plessey Telecommunications Research. Mr. Shum became a director of Netspeak Corporation in June 1997.

         Brig. Gen. (retired) Harold R. Johnson has served as a member of the Board of Directors of the Company since 1988. Brig. Gen. Johnson is currently the Senior Vice President of Business Development at The Fairchild Corporation, an aerospace and communications company, and has been with Fairchild in various capacities since 1988. From 1980 to 1988, Brig. Gen. Johnson was founder, President and Chief Executive Officer of Telebit Corporation, a manufacturer of modems.

Board Meetings

         The Board of Directors met 11 times during the fiscal year ending June 30, 1997. Each director attended at least 85% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served.

         The Board of Directors has an Audit Committee which supervises and makes recommendations and decisions with respect to the periodic audits of the Company's financial results. Archie J. McGill is a member of the Audit Committee. The Audit Committee held one meeting during the fiscal year ended June 30, 1997.

         The Board of Directors has a Compensation Committee, which administers the Company's stock option plans. The members of the Compensation Committee are Messrs. William Ambrose, Archie J. McGill and Brig. Gen. (ret.) Harold R. Johnson. The Compensation Committee held 4 meetings during the fiscal year ending June 30, 1997.

         The Company's stock option plans also provide that the Board may delegate the administration of such stock option plans, with respect to the Company's non-executive officers and employees, to a Secondary Compensation Committee. Martin Shum is currently the only member of the Secondary Compensation Committee. The Secondary Compensation Committee held 11 meetings during the fiscal year ended June 30, 1997.

Director Compensation

         Each non-employee director (other than a director who serves as representative of a stockholder owning more than 5% of the Company's voting securities) receives $6,000 annually for services as a member of the Board of Directors. Non-employee directors are reimbursed for their out-of-pocket expenses in serving on the Board of Directors. There are no family relationships among any of the executive officers or directors of the Company except for John Tucker and Linda Carlson who are married to each other.

         During the 1997 fiscal year, certain non-employee directors were eligible to receive option grants under the Automatic Option Grant Program in effect under the Company's 1995 Stock Option/Stock Issuance Plan. Accordingly, at the 1996 Annual Stockholders Meeting held on November 4, 1996, each of the following non-employee directors received an option grant under the Automatic Option Grant Program for 7,000 shares of Common Stock with an exercise price of $27.50 per share: Messrs. Ambrose, McGill and Brig. Gen. (ret.) Johnson. In addition, Frederick Gluck was granted options for 42,000 shares of Common Stock with an exercise price of $19.69 per share upon joining the Board of Directors in March 1997. The exercise price in effect for each option is equal to the fair market value per share of Common Stock on the grant date. Each option has a maximum term of ten (10) years measured from the grant date, subject to earlier termination following the optionee's cessation of Board service. Each option is immediately exercisable for all of the option shares; however, any shares purchased under the option will be subject to repurchase by the Company, at the option exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each 7,000-share grant will vest on the day immediately preceding the date of the 1997 Annual Meeting, provided the optionee continues in Board service through that date. The shares subject to the 42,000-share grant made to Mr. Gluck will vest in thirty-six (36) successive equal monthly installments upon his completion of each month of Board service over the thirty-six (36)- month period measured from the grant date.

Compensation Committee Interlocks and Insider Participation

         The members of the Compensation Committee of the Company's Board of Directors are Messrs. William Ambrose, Archie J. McGill and Brig. Gen. (ret.) Harold R. Johnson. No member of the Committee was at any time during the 1997 fiscal year or at any other time an officer or employee of the Company.

         No executive officer of the Company served on the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

Indemnification of Directors and Officers

         Under Section 145 of the Delaware General Corporation Law, the Company can indemnify its directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"). The Company's Bylaws provide that the Company will indemnify its directors and officers to the fullest extent permitted by law and require the Company to advance litigation expenses upon receipt by the Company of an undertaking by the director or officer to repay such advances if it is ultimately determined that the director or officer is not entitled to indemnification. The Bylaws further provide that rights conferred under such Bylaws do not exclude any other right such persons may have or acquire under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

         The Company's Certificate of Incorporation provides that, pursuant to Delaware Law, its directors shall not be liable for monetary damages for breach of the directors' fiduciary duty of care to the Company and its stockholders. This provision in the Certificate of Incorporation does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware Law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Company or its stockholders, for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.

         The Company has entered into agreements to indemnify its directors and certain of its officers in addition to the indemnification provided for in the Certificate of Incorporation and Bylaws. These agreements, among other things, indemnify the Company's directors and certain of its officers for certain expenses (including attorneys' fees), judgments, fines and settlement amounts incurred by such person in any action or proceeding, including any action by or in the right of the Company, on account of services as a director or officer of the Company, or as a director or officer of any other company or enterprise to which the person provides services at the request of the Company.

                                 PROPOSAL NO. 3

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The accounting firm of Ernst & Young LLP served as independent auditors for ACT for the fiscal year ended June 30, 1997. The Board of Directors, on the recommendation of ACT's management, has selected that firm to continue in this capacity for the current fiscal year. ACT is asking the stockholders to ratify the selection by the Board of Directors of Ernst & Young LLP as independent auditors to audit the consolidated financial statements of ACT for the fiscal year ending June 30, 1998 and to perform other appropriate services. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to respond to stockholders' questions, and that representative will be given an opportunity to make a brief presentation to the stockholders if he or she so desires and will be available to respond to appropriate questions. ACT has been advised by Ernst & Young LLP that neither that firm nor any of its associates has any material relationship with ACT nor any affiliate of ACT.

                              STOCKHOLDER APPROVAL

         The affirmative vote of a majority of the outstanding shares of the Company present or represented and entitled to vote at the Annual Meeting is required for ratification of the selection of Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ended June 30, 1998. Should such stockholder approval not be obtained, then the Board of Directors will reconsider such selection. Under all circumstances, the Board retains the corporate authority to change the auditors at a later date.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors recommends that the stockholders vote FOR the proposal to ratify the selection of Ernst & Young LLP as independent auditors for the year ending June 30, 1998.

                                     GENERAL

Stock Ownership of Management and Principal Stockholders

         The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of August 31, 1997 by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's directors, (iii) each of the Named Executive Officers and (iv) all directors and executive officers of the Company as a group:

                                                                             Shares Beneficially
                                                                                   Owned(1)
Directors, Five Percent Stockholders, Named Executive                     -------------------------
Officers and Directors and Officers as a Group                            Number            Percent
-----------------------------------------------------                     ------            -------
Lutheran Brotherhood(2)..............................................    886,000               9.5%
Martin Shum(3).......................................................    434,417               4.5
William W. Ambrose(4)................................................     39,155                 *
Brig. Gen. H. R. Johnson(5) .........................................     19,714                 *
Archie J McGill(6)...................................................     46,857                 *
Frederick W. Gluck(7)................................................     42,000                 *
Melvin L. Flowers(8).................................................     80,656                 *
John Tucker(9).......................................................     85,695                 *
Andre de Fusco(10)...................................................     82,816                 *
Peter Staab(11)......................................................     75,175                 *
Linda Carlson(12)....................................................     40,070                 *
Jean-Guy Lacombe(13).................................................    125,272               1.3
Michael S. Gardner(14)...............................................    150,000               1.6
All directors and executive officers as a
  group (12 persons)(15).............................................    221,827              11.8

-----------

 *       Less than 1%.

(1) Unless otherwise indicated, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2) Based upon information contained in unofficial databases as of June 30, 1997.

(3) Includes 38,571 shares held by members of Mr. Shum's family and 14,083 shares held by Helen Shum and Martin Shum as Trustees of the Shum Trust, dated April 15, 1994. Also includes 381,763 shares issuable upon exercise of immediately exercisable options (including 3,000 shares issuable upon exercise of options held by Mr. Shum's spouse) of which 261,608 shares will be vested within 60 days from August 31, 1997.

(4) Includes 25,155 shares owned by Pyramid Research, Inc. Mr. Ambrose, as President of Pyramid Research, Inc., may be deemed to have beneficial ownership of these shares. Also includes 14,000 shares issuable upon exercise of immediately exercisable options, of which 12,833 will be vested within 60 days from August 31, 1997.

(5) Includes 14,000 shares issuable upon exercise of immediately exercisable options, of which 12,833 will be vested within 60 days from August 31, 1997.

(6) Includes 46,857 shares issuable upon exercise of immediately exercisable options, of which 36,262 will be vested within 60 days from August 31, 1997.

(7) Includes 42,000 shares issuable upon exercise of immediately exercisable options, of which 5,880 will be vested within 60 days from August 31, 1997.

(8) Includes 61,029 shares issuable upon exercise of immediately exercisable options, of which 27,775 will be vested within 60 days from August 31, 1997.

 (9) Includes 79,500 shares issuable upon exercise of immediately exercisable options of which 46,497 shares will be vested within 60 days from August 31, 1997.Excludes shares beneficially owned by Mr. Tucker's spouse, Ms. Linda Carlson, an executive officer of the Company.

(10) Includes 81,000 shares issuable upon exercise of immediately exercisable options of which 42,841 shares will be vested within 60 days from August 31, 1997.

(11) Includes 74,000 shares issuable upon exercise of immediately exercisable options of which 34,600 shares will be vested within 60 days from August 31, 1997.

(12) Includes 39,643 shares issuable upon exercise of immediately exercisable options of which 19,029 shares will be vested within 60 days from August 31, 1997. Excludes shares beneficially owned by Ms. Carlson's spouse, Mr. John Tucker, an executive officer of the Company.

(13) Includes 46,900 shares issuable upon exercise of immediately exercisable options of which 13,300 shares will be vested within 60 days from August 31, 1997.

(14) Includes 150,000 shares issuable upon exercise of immediately exercisable options of which no shares will be vested within 60 days from August 31, 1997.

(15) Includes 25,155 shares owned by Pyramid Research, Inc. Also includes an aggregate of 1,030,692 shares issuable to the Company's directors and executive officers upon the exercise of immediately exercisable options held by such directors and executive officers of which 500,158 shares will be vested within 60 days from August 31, 1997.

Directors and Executive Officers of Registrant

         The following table sets forth certain information concerning the executive officers and directors of the Company as of August 31, 1997.


Name                                        Age     Position
----                                        ---     --------
Martin Shum                                 49      Chairman of the Board of Directors, President and
                                                         Chief Executive Officer

Michael S. Gardner                          51      Chief Operating Officer

Melvin L. Flowers                           44      Chief Financial Officer and Vice President,
                                                         Finance and Administration

Andre de Fusco                              39      Vice President, Strategic Planning and
                                                         Business Development

H. Peter Staab                              50      Vice President, Corporate Research and Development

Linda F. Carlson                            52      Vice President, Worldwide Sales

John W. Tucker                              52      Vice President and General Manager,
                                                         Wireless Network Systems

Jean-Guy Lacombe                            40      Vice President and General Manager,
                                                         Enterprise Network Systems

Brig. Gen. Harold R. Johnson(1)             74      Director

William Ambrose(1)                          39      Director

Archie J. McGill(1)(2)                      66      Director

Frederick Gluck                             62      Director

----------

(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

         Martin Shum founded the Company in May 1987 and has served as Chairman of the Board of Directors, President and Chief Executive Officer since that time. Prior to founding ACT, Mr. Shum was employed in various capacities by several telecommunications companies, including Vice President of Marketing and Development at MICOM, Director of Business Planning and Director of Engineering at General DataComm, and senior member of the technical staff at Plessey Telecommunications Research. Mr. Shum became a director of Netspeak Corporation in June 1997.

         Michael S. Gardner has served as Chief Operating Officer since joining the Company in November 1996. Mr. Gardner served as President of Whittaker/Xyplex, an internetworking and remote access division of Whittaker Corporation prior to joining the Company. From 1992 to 1994, Mr. Gardner was Chief Operating Officer of Advanced Computer Communications. Mr. Gardner also held numerous positions at Ungermann-Bass and Hewlett-Packard.

         Melvin L. Flowers has served as Chief Financial Officer and Vice President of Finance since July 1993 and as Vice President, Finance and Administration since December 1995. Prior to joining the Company, Mr. Flowers served as President and Chief Financial Officer of Pacific Earth Resources, an ornamental horticultural company, from 1991 to 1993 and from 1989 to 1991, respectively, and as Vice President and Chief Financial Officer of Spectramed Incorporated, a medical device manufacturing company, from 1986 to 1989.

         Andre de Fusco has served as Vice President, Strategic Planning and Business Development since December 1995. Mr. de Fusco joined the Company in December 1994 and served as its Vice President of Marketing until December 1995. Mr. de Fusco was employed as Director of International Accounts and Director of Business Development for Northern Telecom from 1991 to 1994 and as Vice President of Marketing and President of MaxCom, a developer of electronic mail systems, from 1984 to 1991.

         H. Peter Staab was appointed Vice President, Corporate Research and Development in July 1997 and served as Vice President of Engineering since joining the Company in June 1995. Before joining the Company, Mr. Staab was employed at General DataComm as Director of Network Management and Systems from 1992 to 1995 and Director of Transmission Products from 1985 to 1992.

         Linda Carlson has served as Vice President, Worldwide Sales since December 1995. Ms. Carlson served as the Company's Assistant Vice President of Sales--Americas from January 1991 to December 1995. Prior to January 1991, Ms. Carlson was employed at various telecommunication companies, including RED-SAC and MICOM. Ms. Carlson is married to John W. Tucker.

         John W. Tucker has served as Vice President and General Manager, Wireless Network Systems since March 1997, as Vice President, Sales and Marketing since December 1995, and as the Company's Vice President of Sales from June 1990 until December 1995. Mr. Tucker was employed as a marketing consultant from 1988 to 1990, as Assistant Vice President of North American Sales at MICOM from 1985 to 1988 and as Director of Sales at Interlan, a local area network component manufacturer, from 1984 to 1985.

         Jean-Guy Lacombe has served as Vice President and General Manager, Enterprise Network Systems since July 1997, Vice President, Operations of the Company and the General Manager of Presticom since December 1995. Mr. Lacombe was the Chairman of the Board and Chief Executive Officer of Presticom from February 1988 until November 1995.

         Brig. Gen. (retired) Harold R. Johnson has served as a member of the Board of Directors of the Company since 1988. Brig. Gen. Johnson is currently the Senior Vice President of Business Development at The Fairchild Corporation, an aerospace and communications company, and has been with Fairchild in various capacities since 1988. From 1980 to 1988, Brig. Gen. Johnson was founder, President and Chief Executive Officer of Telebit Corporation, a manufacturer of modems.

         William W. Ambrose has served as a member of the Board of Directors since 1993. Mr. Ambrose is the President of Pyramid Research, Inc. a telecommunications market research organization which he founded in 1986. Mr. Ambrose was initially as a director of the Company pursuant to a voting agreement entered into in connection with investment in the Company by a subsidiary of a former stockholder.

         Archie J. McGill has served as a member of the Board of Directors since 1994. Mr. McGill is the President and Chief Executive Officer of Chardonnay Inc., an investment management company, and has served in such position since 1986. Mr. McGill served as President of Rothschild, Inc., a venture capital investment firm, from 1983 to 1986. Mr. McGill was previously President of the AIS/American Bell division of AT&T and a Vice President of Marketing for International Business Machines.

         Frederick Gluck has served as a member of the Board of Directors since March 1997. Mr. Gluck recently retired as Vice Chairman of Bechtel Group, Inc.,and continues as a Director and senior counselor and a member of the Board of Directors of Bechtel Enterprises, Inc. Prior to joining Bechtel, Mr. Gluck spent 27 years with McKinsey & Company, a global management consulting firm, serving as a Partner, Director and Managing Director. Mr. Gluck also spent ten years with Bell Telephone, working in program management, systems analysis and engineering and guidance systems designs.

         The Board of Directors of the Company is divided into three classes, designated "Class I," "Class II" and "Class III," respectively. Each director serves for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which such director was elected. Each initial director in Class I (Mr. Gluck) serves for a term ending on the date of the annual meeting of stockholders held in 1998; each initial director in Class II (Mr. Ambrose and Mr. McGill) serves for a term ending on the date of the annual meeting of stockholders held in 1997 and each initial director in Class III (Mr. Shum and Brig. Gen. Johnson) serves for a term ending on the date of the annual meeting of stockholders held in 1999.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such person.

         Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that there has been compliance with all filing requirements applicable to the Company's executive officers, directors and more than 10% stockholders.

                            STOCK PERFORMANCE GRAPH

         The graph depicted below shows ACT's stock price as an index for the period commencing May 3, 1995 to June 30, 1997, assuming $100 invested on May 3, 1995 (the date of ACT's initial public offering) and reinvestment of dividends, along with the composite prices of companies listed on the National Association of Securities Dealers Automated Quotation ("Nasdaq") Telecommunication Index ("NTI") and the Standard and Poor's 500 Stock Index ("S&P 500"). The Company believes that the NTI and the S&P 500 provide an appropriate measure of the Company's stock price performance as the NTI and the S&P 500 listed companies are comparable to the Company in size and/or industry focus.


                    PERFORMANCE GRAPH FOR ACT NETWORKS, INC.

                 COMPARISON OF 26 MONTH CUMULATIVE TOTAL RETURN
                AMONG ACT NETWORKS, INC., THE S&P 500 INDEX AND
                       THE NASDAQ TELECOMMUNICATIONS INDEX*


                                05/03/95   06/30/95   06/30/96   06/30/97
                                --------   --------   --------   --------
ACT NETWORKS, INC.                100        133        250         98
S&P 500                           100        105        132        178
NASDAQ TELECOMMUNICATIONS         100        109        135        136


*  $100 invested on 05/30/95 in stock
   or index - including reinvestment
   of dividends.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

Compensation Committee Report(1)

         It is the responsibility of the Compensation Committee (the "Committee") of the ACT Board of Directors to make recommendations to the Board of Directors regarding the salary and bonuses to be paid to the Company's executive officers each fiscal year. The Committee also administers the 1995 Stock Option/Stock Issuance Plan (the "1995 Plan"). Equity incentives may be granted under the 1995 Plan to executive officers as part of their long-term compensation package. The following is a summary of the policies of the Committee which affect the compensation paid to executive officers, as reflected in the tables and text set forth elsewhere in this Proxy Statement.

         General Compensation Policy. Under the supervision of the Committee, ACT has developed a compensation policy which is designed to attract, retain and reward qualified key executives critical to the Company's success and to provide such executives with performance-based incentives tied to the financial performance of ACT. One of the Committee's primary objectives is to have a substantial portion of each officer's compensation contingent upon the Company's performance as well as upon the individual's contribution to the success of ACT as measured by his or her personal performance. Accordingly, each executive officer's compensation package is fundamentally comprised of three elements: (i) base salary which reflects individual experience, expertise and responsibility and is designed to be competitive with salary levels in the industry; (ii) annual incentive compensation which reflects individual and Company performance for the year; and (iii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the ACT stockholders.

         Factors. The principal factors which were considered in establishing the components of each executive officer's compensation package for the year ended June 30, 1997 are summarized below. However, the Committee may in its discretion apply entirely different factors, particularly different measures of financial performance, in setting executive compensation for future fiscal years.

         o Base Salary. For the 1997 fiscal year, the Committee has set the base salary of the executive officers within the range of salaries of executive officers with comparable qualifications, experience and responsibilities at other companies comparable in size, which provide telecommunication services or which compete with the Company for executive talent. However, in setting the base salary for each officer, several additional factors were taken into account: the experience and personal performance of the officer, the ability to develop and maintain the skills necessary to work in a high-growth company, the ability to initiate strategies to enhance the Company's growth, profitability and business opportunities and internal comparability considerations. The weight given to each of these factors differs from individual to individual, as the Committee deems appropriate.

         o Annual Incentive Compensation. Annual bonuses are earned by each executive officer primarily on the basis of the Company's achievement of certain corporate financial performance targets established for each fiscal year. For fiscal year 1997, no bonuses, other than commissions, were earned by the Company's executive officers as the criteria the Board determined for awarding cash bonuses were not met. The performance criteria for fiscal 1997 were based on targets tied to the Company's revenues and earnings per share.



--------
(1) The material in this report is not "soliciting material," is not deemed filed with the Securities and Exchange Commission (the "SEC") and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 as amended (the "1933 Act") or the Securities Exchange Act of 1934, as amended (the "1934 Act").

         o Long-Term Incentive Compensation. Each option grant under the 1995 Plan is designed to align the interests of the executive officers with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business and to remain in the service of the Company. The number of shares subject to each option grant takes into account an officer's existing equity holdings (including the number of unvested shares), the officer's tenure, level of responsibility and relative position in the Company. However, the Committee will vary the size of the option grant made to each executive officer as it feels the circumstances warrant. Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share over a specified period of time (up to 10 years).

         In fiscal 1997, the Committee reviewed the equity incentives in place for each of the Company's executive officers. The Committee did not grant additional options in fiscal 1997. In reaching this decision, the Committee reviewed numerous relevant factors including, without limitation, the cash compensation for ACT's executives, the equity and cash incentives in place for executives at comparable companies and the number and value of vested options and shares held by ACT's executive officers.

         o CEO Compensation. The base salary established for the Company's Chief Executive Officer, Mr. Martin Shum, for the year ended June 30, 1997 reflects the Committee's decision to maintain a level of stability and certainty with respect to this component of his compensation from year to year, and there was no intent to have this particular component of compensation affected to any significant degree by the Company's performance. The Committee's intent in setting Mr. Shum's compensation for the 1997 fiscal year was to have a significant portion of Mr. Shum's cash compensation based on the Company's performance. Mr. Shum was eligible for a $50,000 performance bonus which was tied to targets based on the Company's revenues and earnings. As discussed above, the targets were not met and Mr. Shum did not receive a bonus for fiscal year 1997.

         Option cancellation/regrant program. On June 10, 1997, the Company's Board of Directors implemented a cancellation/regrant program for options issued under the 1993 and 1995 plans, whereby certain individuals (other than the Company's directors) were offered the opportunity to cancel their existing options with exercise prices above the then current market price of the Common Stock and receive a grant of a new option to purchase the same number of unexercised shares at an exercise price equal to the closing selling price of ACT stock on June 10, 1997, or 16 5/8 per share. The new options granted were subject to the same vesting schedule as the previous options (i.e. the employee did not lose any vesting by getting the new options). However, to assure that the new options will provide a significant incentive for the optionees to remain in the Company's employ, the new options have been structured so that any vesting under the cancelled higher-priced options and under the new options will be forfeited unless the optionee remains in the Company's employ through June 9, 1998.

         Tax Limitation. As a result of federal tax legislation enacted in 1993, a publicly-held company such as ACT will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any year. This limitation will apply to all compensation paid to the covered executive officers which is not considered to be performance-based. However, compensation which does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation. The compensation paid to the Company's executive officers for the year ended June 30, 1997 did not, and the compensation to be paid for the year ending June 30, 1998 is not expected to, exceed the $1 million limit per officer. In addition, the 1995 and 1997 Plans have been structured so that any compensation deemed paid to an executive officer in connection with the exercise of options granted under those plans with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limitation, the Committee has decided not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

                                       Compensation Committee

                                       Brig. Gen. Harold R. Johnson, USAF (Ret.)
                                       Archie J. McGill
                                       William Ambrose

Executive Compensation

         The following table sets forth the compensation earned, by the Company's Chief Executive Officer and the Company's four most highly compensated executive officers in the 1997 fiscal year, for services rendered in all capacities to the Company and its subsidiaries for each of the last three fiscal years. No executive officer who would have otherwise been includable in such table on the basis of salary and bonus earned for the 1997 fiscal year has been excluded by reason of his or her termination of employment or change in executive status during that fiscal year. The individuals included in the table will be collectively referred to as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                                 Long-Term
                                                                               Compensation
                                                  Annual Compensation          ------------
                                     ---------------------------------------    Securities
                                     Fiscal                      Bonus /        Underlying
Name and Principal Positions(1)       Year     Salary ($)     Commission ($)    Options(#)
-------------------------------      -----     ----------     --------------    -----------
Martin Shum.....................      1997      225,000              -0-             -0-

                                      1996      190,000              -0-         251,500

                                      1995      175,000              -0-          58,570

Linda Carlson...................      1997      100,000          101,092             -0-

                                      1996      117,553           87,200          38,429

                                      1995       92,000           55,000           2,857

John W. Tucker..................      1997      100,000          121,576             -0-

                                      1996      102,510           65,714          67,286

                                      1995      115,000              -0-           4,571

Melvin L. Flowers...............      1997      140,000              -0-             -0-

                                      1996      120,000              -0-          68,429

                                      1995      115,000              -0-          10,857

Andre de Fusco..................      1997      140,000              -0-             -0-

                                      1996      123,335            7,677          54,286

                                      1995      100,000              -0-           6,857

----------

(1) See "Directors and Executive Officers of Registrant" for the complete title of the position held by each Named Executive Officer.

Option Grants

         No options to purchase shares of Common Stock were granted under the Company's 1995 Plan to the Named Executive Officers during the 1997 fiscal year, and no stock appreciation rights were granted to any of those individual Officers during such fiscal year.

Option Repricing

         The Company implemented an option cancellation/regrant program for one executive officer and other employees holding stock options with an exercise price per share in excess of the market price of the Company's Common Stock at the time the cancellation/regrant occurred. The cancellation/regrant was effected on June 10, 1997, and a number of outstanding options with an exercise price in excess of $16 5/8 per share were canceled and new options for the same aggregate number of shares were granted with an exercise price of $16 5/8 per share. No Named Executive Officer participated in the option cancellation/regrant program; however Michael Gardner elected to have all 150,000 of his stock options repriced. Optionees who accepted the repricing will forfeit all vesting under their options unless they remain in the Company's employ through June 9, 1998.

Option Exercises and Holdings

         The following table sets forth information concerning the number and value of shares acquired on exercise of options held by each of the Named Executive Officers during the fiscal year ended June 30, 1997 and the number and value of unexercised options held by each of the Named Executive Officers as of June 30, 1997. No stock appreciation rights were exercised during fiscal year 1997, and no such appreciation rights were outstanding as of June 30, 1997.


                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1997
              AND OPTION VALUES FOR FISCAL YEAR ENDED JUNE 30, 1997

                                                                     Number of Securities          Value of Unexercised
                                  Number of                         Underlying Unexercised        In-the-Money Options at
                                   Shares                         Options at June 30, 1997(1)        June 30, 1997(2)
                                 Acquired on        Value        -----------------------------  ---------------------------
Name                             Exercise (#)   Realized($)(3)   Exercisable     Unexercisable  Exercisable   Unexercisable
----                            -------------   --------------   -----------     -------------  -----------   -------------
Martin Shum....................    15,900          $207,987        385,763             --       $1,632,633          --
Linda Carlson..................     3,000            54,945         39,643             --           14,209          --
John W. Tucker.................     7,000           116,533         79,500             --          159,183          --
Melvin L. Flowers..............     6,000            93,454         66,715             --           62,546          --
Andre de Fusco.................        --                --         81,000             --          209,705          --

-----------

(1) Each option is immediately exercisable for all the option shares, but any unvested shares acquired under such option will be subject to repurchase by the Company, at the exercise price paid per share, upon termination of the optionee's service with the Company. The option shares will vest according to the following schedule: twenty-four percent (24%) of the shares will vest upon completion of one year of service following the vesting commencement date or grant date, as applicable, and the balance will vest at a rate of two percent (2%) per full month of employment thereafter. The number of option shares which were vested on June 30 1997 was as follows: Mr. Shum, 242,327 shares; Ms. Carlson, 15,783 shares; Mr. Tucker, 40,840 shares; Mr. Flowers, 27,335 shares; and Mr. de Fusco, 35,641 shares.

(2) Calculated based on the closing sale price on June 30, 1997 of $12.75 per share, less the applicable exercise price. Each option is immediately exercisable for all the option shares, with any unvested shares acquired under such option subject to repurchase by the Company, at the exercise price paid per share, upon termination of the optionee's service with the Company. The value of the vested shares subject to the "in-the-money" options on June 30, 1997 for each of the Named Executive Officers was as follows: Mr. Shum, $1,593,968; Ms. Carlson, $12,328; Mr. Tucker, $156,169; Mr. Flowers, $55,385; and Mr. de Fusco, $97,568.

(3) Calculated based on the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares.

                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Under the present rules of the SEC, the deadline for stockholders to submit proposals to be considered for inclusion in ACT's Proxy Statement for next year's Annual Meeting of Stockholders is May 31, 1998. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Commission.

                                 OTHER BUSINESS

         The Board of Directors is not aware of any other matter which may be presented for action at the Annual Meeting. Should any other matter requiring a vote of the stockholders arise, it is intended that the proxy holders will vote on such matters in accordance with their best judgment.

         The Company's Annual Report for the fiscal year ended June 30, 1997, including audited financial statements, is being sent with this Proxy Statement to all stockholders of record as of September 26, 1997. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

         Copies of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1997 as filed with the SEC will be provided to stockholders without charge upon written request to the Chief Financial Officer, ACT Networks, Inc., 188 Camino Ruiz, Camarillo, California 93012.

                               ACT NETWORKS, INC.
                           1997 STOCK INCENTIVE PLAN


                                  ARTICLE ONE

                               GENERAL PROVISIONS


       I.        PURPOSE OF THE PLAN

                 This 1997 Stock Incentive Plan is intended to promote the interests of ACT Networks, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

                 This Plan shall supplement the authorized share reserve under the Corporation's 1995 Stock Option/Stock Issuance Plan (the "1995 Plan"), and share issuances under this 1997 Plan shall not reduce or otherwise affect the number of shares of the Corporation's common stock available for issuance under the 1995 Plan. In addition, share issuances under the 1995 Stock Plan shall not reduce or otherwise affect the number of shares of the Corporation's common stock available for issuance under this Plan.

                 Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

     II.         STRUCTURE OF THE PLAN

                 A. The Plan shall be divided into three separate equity programs:

                               (i)         the Discretionary Option Grant
         Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

                              (ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

                             (iii) the Automatic Option Grant Program under which Eligible Directors shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

                 B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

     III.        ADMINISTRATION OF THE PLAN

                 A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to all Section 16 Insiders. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

                 B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

                 C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program under its jurisdiction or any option or stock issuance thereunder.

                 D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

                 E. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to option grants made thereunder.





                                       2.

     IV.         ELIGIBILITY

                 A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                               (i)         Employees,

                              (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                             (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

                 B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid for such shares.

                 C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

                 D. The individuals eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who are first elected or appointed as non-employee Board members after the Effective Date, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who continue to serve as non-employee Board members after one or more Annual Stockholders Meetings, beginning with the 1997 Annual Meeting. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the





                                       3.

Automatic Option Grant Program while he or she continues to serve as a non-employee Board member. In no event, however, shall any non-employee Board member who is, directly or indirectly, a 5% Stockholder or who is otherwise affiliated with, or a representative of, a 5% Stockholder be eligible to receive any option grants under the Automatic Option Grant Program.

       V.        STOCK SUBJECT TO THE PLAN

                 A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed 460,000 shares. Such share reserve shall be in addition to the shares of Common Stock reserved for issuance under the 1995 Plan, and share issuances under the 1995 Plan shall have no effect upon the number of shares of Common Stock which remain available issuance under this Plan.

                 B. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 200,000 shares of Common Stock in the aggregate per calendar year, beginning with the 1997 calendar year.

                 C. Shares of Common Stock subject to outstanding options under this Plan shall be available for subsequent issuance under the Plan to the extent those options expire or terminate for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

                 D.       Should any change be made to the Common Stock by

reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under this Plan per calendar year, (iii) the number and/or class of securities for



                                       4.

which automatic option grants are to be subsequently made per Eligible Director under the Automatic Option Grant Program and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plans) in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.


























                                       5.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM


       I.        OPTION TERMS

                 Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

                 A.       Exercise Price.

                          1.      The exercise price per share shall be fixed
by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

                          2.      The exercise price shall become immediately
due upon exercise of the option and shall, subject to the provisions of Section I of Article Five and the documents evidencing the option, be payable in one or more of the forms specified below:

                               (i)         cash or check made payable to the
         Corporation,

                              (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                             (iii)         to the extent the option is
         exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation- designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                 Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.





                                       6.

                 B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

                 C.       Effect of Termination of Service.

                          1.      The following provisions shall govern the
exercise of any options held by the Optionee at the time of cessation of Service or death:

                               (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                              (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                             (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding with respect to any shares in which the Optionee is not vested on the date of such cessation of Service.

                              (iv) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                          2.      The Plan Administrator shall have the
discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                              (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan





                                       7.

         Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                              (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

                 D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

                 E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

                 F. Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. Non-Statutory Options shall be subject to the same transfer restrictions, except that a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

     II.         INCENTIVE OPTIONS

                 The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

                 A. Eligibility. Incentive Options may only be granted to Employees.





                                       8.

                 B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                 C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                 D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

     III.        CORPORATE TRANSACTION/CHANGE IN CONTROL

                 A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall NOT so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares or
(iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

                 B. All outstanding repurchase rights shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate





                                       9.

Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                 C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                 D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan on both an aggregate and per Optionee basis following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

                 E. Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate (and any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

                 F. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the Involuntary Termination of the Optionee's Service within a specified period (not to exceed eighteen (18) months) following the effective date of a Change in Control. Any options so accelerated shall remain fully exercisable until the expiration or sooner termination of the option term.

                 G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.





                                      10.

                 H. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     IV.         CANCELLATION AND REGRANT OF OPTIONS

                 The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor Plans) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

       V.        STOCK APPRECIATION RIGHTS

                 A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

                 B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                               (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

                              (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                             (iii) If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option





                                      11.

         surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

                 C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                               (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

                              (ii) Upon the occurrence of a Hostile Take-Over, each such individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

                             (iii) The grant of such limited stock appreciation right shall automatically constitute the pre- approval by the Plan Administrator of the any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Plan Administrator or the Board shall be required at the time of the actual surrender of such option and the cash distribution to which the optionee shall thereupon become entitled.

                              (iv) The balance of the option (if any) shall continue in full force and effect in accordance with the documents evidencing such option.











                                      12.

                                 ARTICLE THREE

                             STOCK ISSUANCE PROGRAM


       I.        STOCK ISSUANCE TERMS

                 Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

                 A.       Purchase Price.

                          1.      The purchase price per share shall be fixed
by the Plan Administrator, but shall not be less than eighty five percent (85%) of the Fair Market Value per share of Common Stock on the issuance date.

                          2.      Subject to the provisions of Section I of
Article Five, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                               (i)         cash or check made payable to the
Corporation, or

                              (ii)         past services rendered to the
Corporation (or any Parent or Subsidiary).

                 B.       Vesting Provisions.

                          1.      Shares of Common Stock issued under the Stock
Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                               (i) the Service period to be completed by the Participant or the performance objectives to be attained,

                              (ii) the number of installments in which the shares are to vest,





                                      13.

                             (iii) the interval or intervals (if any) which are to lapse between installments, and

                              (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

                          2.      Any new, substituted or additional securities
or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                          3.      The Participant shall have full stockholder
rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                          4.      Should the Participant cease to remain in
Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase- money note of the Participant attributable to such surrendered shares.

                          5.      The Plan Administrator may in its discretion
waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.





                                      14.

     II.         CORPORATE TRANSACTION/CHANGE IN CONTROL

                 A. All of the outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

                 B. Any repurchase rights that are assigned in the Corporate Transaction shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction.

                 C. The Plan Administrator shall have the discretion, exercisable either at the time the unvested shares are issued or at any time while the Corporation's repurchase right remains outstanding, to provide for the automatic termination of one or more outstanding repurchase rights and the immediate vesting of the shares of Common Stock subject to those rights upon the Involuntary Termination of the Participant's Service within a specified period (not to exceed eighteen (18) months) following the effective date of any Change in Control.

     III.        SHARE ESCROW/LEGENDS

                 Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.





                                      15.

                                  ARTICLE FOUR

                         AUTOMATIC OPTION GRANT PROGRAM


       I.        OPTION TERMS

                 A. SUCCESSOR PROGRAM. The Automatic Option Grant Program under this Plan shall, upon stockholder approval of the Plan at the 1997 Annual Stockholders Meeting, replace the automatic option grant program for non-employee Board members currently in effect under the 1995 Plan, and no further option grants shall be made pursuant to that program. All outstanding options under the automatic option grant program in effect under the 1995 Plan shall continue to be governed by the terms of the agreements evidencing those grants, and nothing in this Plan shall affect those options.

                 B. GRANT DATES. Option grants shall be made under the Plan on the dates specified below:

                          1.      Each Eligible Director who is first elected
or appointed as a non-employee Board member after the Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 21,000 shares of Common Stock.

                          2.      On the date of each Annual Stockholders
Meeting, beginning with the 1997 Annual Meeting, each individual who is to continue to serve as an Eligible Director after such meeting, shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase an additional 7,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months prior to the date of such Annual Meeting. There shall be no limit on the number of such 7,000-share option grants any one Eligible Director may receive over his or her period of Board service.

                 C.       EXERCISE PRICE.

                          1.      The exercise price per share shall be equal
to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                          2.      The exercise price shall be payable in one or
more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.





                                      16.

                 D.       OPTION TERM.  Each option shall have a term of ten
(10) years measured from the option grant date.

                 E. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. The shares subject to each initial grant shall vest, and the Corporation's repurchase right with respect to those shares shall lapse, in a series of thirty-six (36) successive equal monthly installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) month of Board service measured from the option grant date. The shares subject to each annual grant shall vest, and the Corporation's repurchase right with respect to those shares shall lapse, on the day immediately preceding the date of the next Annual Stockholders Meeting following the grant date, provided the Optionee continues in Board service through such day.

                 F. EFFECT OF TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                               (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                              (ii)         During the twelve (12)-month
         exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                              (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of such shares as fully-vested shares of Common Stock.

                               (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option





                                      17.

         shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding with respect to any shares in which the Optionee is not vested on the date of such cessation of Board service.

     II.         CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

                 A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option under the Automatic Option Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                 B. In the event of any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

                 C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each option grant held by him or her under this Automatic Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. Such surrender right shall form a part of each option grant made under this Automatic Option Grant Program, and stockholder approval of this Plan shall constitute pre-approval of the subsequent exercise of that right in accordance with the provisions of this Paragraph C. Accordingly, no approval of the Board or the Plan Administrator shall be required at the time of the actual option surrender and the cash distribution to which the optionee shall thereupon become entitled.





                                      18.

                 D. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     III.        REMAINING TERMS

                 The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

























                                      19.

                                  ARTICLE FIVE

                                 MISCELLANEOUS


       I.        FINANCING

                 A. The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

                 B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

     II.         TAX WITHHOLDING

                 A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights or upon the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

                 B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                               (i) Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.





                                      20.

                              (ii) Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

     III.        EFFECTIVE DATE AND TERM OF THE PLAN

                 A. The Plan became effective on the Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

                 B. The Plan shall terminate upon the earliest of (i) September 22, 2007, (ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares pursuant to the exercise of options or the issuance of shares under the Plan or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Should this Plan terminate on September 22, 2007, then all options and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such options or issuances.

     IV.         AMENDMENT OF THE PLAN

                 A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable law or regulations.

                 B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the





                                      21.

Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

       V.        USE OF PROCEEDS

                 Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

     VI.         REGULATORY APPROVALS

                 A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or stock appreciation right or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it.

                 B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

     VII.        NO EMPLOYMENT/SERVICE RIGHTS

                 Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.





                                      22.

                                    APPENDIX

                 The following definitions shall be in effect under the Plan:

         A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under the Plan.

         B.      BOARD shall mean the Corporation's Board of Directors.

         C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                      (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

                      (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

         D.      CODE shall mean the Internal Revenue Code of 1986, as amended.

         E.      COMMON STOCK shall mean the Corporation's common stock.

         F. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                      (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or





                                      A-1.

                      (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

         G. CORPORATION shall mean ACT Networks, Inc., a Delaware corporation.

         H. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

         I. EFFECTIVE DATE shall mean the date of the 1997 Annual Stockholders Meeting, provided the Plan is approved by the stockholders at such Annual Meeting.

         J. ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

         K. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

         L. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

         M. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                      (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                      (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.





                                      A-2.

         N. 5% STOCKHOLDER shall mean the owner of securities (as determined under Code Section 424(d)) possessing more than five percent (5%) of the total combined voting power of the outstanding securities of the Corporation (or any Parent or Subsidiary).

         O. HOSTILE TAKE-OVER shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

         P. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

         Q. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

                      (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                      (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonuses under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

         R. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

         S. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.





                                      A-3.

         T. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

         U. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

         V. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         W. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

         X. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for the purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

         Y. PLAN shall mean the Corporation's 1997 Stock Incentive Plan, as set forth in this document.

         Z. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

         AA.     PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

         AB.     SECONDARY COMMITTEE shall mean a committee of one (1) or more
Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than
Section 16 Insiders.





                                      A-4.

         AC.     SECTION 16 INSIDER shall mean an officer or director of the
Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

         AD.     SERVICE shall mean the performance of services for the
Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

         AE.     STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

         AF.     STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

         AG.     STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

         AH.     SUBSIDIARY shall mean any corporation (other than the
Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of the grant of Non-Statutory Options and stock appreciation rights under the Discretionary Option Grant Program and direct stock issuances under the Stock Issuance Program, the term Subsidiary shall also include any corporation, partnership, joint venture or other business entity in which the Corporation owns, directly or indirectly, stock or a capital or profit interest.

         AI.     TAKE-OVER PRICE shall mean the greater of (i) the Fair Market
Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

         AJ.     TAXES shall mean the Federal, state and local income and
employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

         AK.     10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).





                                      A-5.

                               ACT NETWORKS, INC.

                                     PROXY
               ANNUAL MEETING OF STOCKHOLDERS, NOVEMBER 13, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on November 13, 1997 and the proxy statement and appoints Martin Shum and Melvin L. Flowers, or either of them, the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of ACT Networks, Inc. ("ACT") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Stockholders (the "Annual Meeting") of ACT to be held on Thursday, November 13, 1997 at 2:00 p.m. local time, and at any adjournment or postponement thereof, and to vote in their discretion on such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

    The following matters are proposed by ACT. Your vote on each matter is neither conditioned on, or related to, your vote on any of the other matters.

1. Approve the ACT 1997 Stock Incentive Plan.

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

2. Election of Directors.

   [ ] FOR all Nominees    [ ] WITHHOLD AUTHORITY to    [ ] EXCEPTIONS
       Listed Below            vote for all Nominees

   INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "EXCEPTIONS" box, and strike a line through the nominee's name in the list below:
                   - William Ambrose        - Archie J. McGill

3. Ratify Ernst & Young, LLP as independent auditors for the year ending June 30, 1998.

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

    The Board of Directors recommends a vote FOR the proposals set forth above. This Proxy, when properly executed will be voted as specified above. This Proxy will be voted FOR Proposals No. 1, 2 and 3 if no specification is made. THIS PROXY WILL ALSO BE VOTED AT THE DISCRETION OF THE PROXY HOLDERS ON SUCH MATTERS OTHER THAN THE THREE SPECIFIC MATTERS AS MAY COME BEFORE THE MEETING.

Please print the name(s) appearing on each share certificate(s) over which you have voting authority:
                                                     Dated:

                                                     ---------------------------

                                                     ---------------------------
                                                     (Print name(s) as it (they)
                                                        appear on certificate

                                                     Please sign exactly as your
                                                     name(s) is (are) shown on
                                                     the share certificate to
                                                     which the Proxy applies.
                                                     When shares are held by
                                                     joint tenants, both should
                                                     sign. When signing as an
                                                     attorney, executor,
                                                     administrator, trustee or
                                                     guardian, please give full
                                                     title, as such. If a
                                                     corporation, please sign in
                                                     full corporate name by the
                                                     President or another
                                                     authorized officer. If a
                                                     partnership, please sign in
                                                     the partnership name by an
                                                     authorized person.

                                                     ---------------------------
                                                      (Authorized Signature(s))

PLEASE RETURN YOUR EXECUTED PROXY TO ACT'S TRANSFER AGENT IN THE ENCLOSED ENVELOPE, OR, IF NECESSARY, DELIVER IT TO ACT'S ATTENTION: CHIEF FINANCIAL OFFICER.